Supplement
Dated October 5, 2006
To the Activa Growth Fund
Prospectus & Statement of Additional Information
Dated April 28, 2006


     The Board of Trustees of Activa Growth Fund (the "Fund"), at its meeting on September 8, 2006, approved entering into a new Sub-Advisory Agreement with BlackRock Capital Management, Inc. ("BCM"). Both BCM and the Fund's present Sub-Adviser, BlackRock Advisors, Inc. ("BAI") are indirect wholly owned subsidiaries of BlackRock, Inc. The new Sub-Advisory Agreement became effective on September 29, 2006.

     The terms and conditions of the new Sub-Advisory Agreement with BCM are substantially the same as the terms and conditions of the present Sub-Advisory Agreement with BAI. There will be no changes in the Fund's investment objectives, policies or restrictions. Nor will there be any change in the portfolio managers responsible for managing the Fund's investment portfolio.